UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 1997



                                   ACCOM, INC.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




           0-26620                                       94-3055907
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(Commission File Number)                      (IRS Employer Identification No.)




1495 O'Brien Drive
Menlo Park, California                                          94025
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:       (415) 328-3818
                                                      --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 6.  Resignations of Registrant's Directors.

                  On February 18, 1997, Gary W. Kalbach resigned from the board of directors of Accom, Inc. (the "Company"). On April 24, 1997, the Company received a letter from Mr. Kalbach requesting disclosure of his resignation in accordance with SEC regulations. Mr. Kalbach stated that he had resigned from the board due to his disagreement with management on the operation of the Company.

                  To replace Mr. Kalbach as an outside director, on March 14, 1997, the Company appointed Thomas E. Fanella to the Board of Directors. Mr. Fanella is the President of KTEH Public Television Channel 54 in San Jose, California.

Item 7.  Financial Statements and Exhibits.

         (c)               Exhibits

         Exhibit 17.1 Letter to the Company from Gary W. Kalbach dated April 22, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ACCOM, INC.
                                           (Registrant)



Dated:  April 24, 1997                     By:    /s/ Junaid Sheikh
                                                  -----------------------------
                                                  Junaid Sheikh
                                                  Chairman, President and
                                                  Chief Executive Officer



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

                                INDEX TO EXHIBITS


         Exhibits


         Exhibit 17.1 Letter to the Company from Gary W. Kalbach dated April 22, 1997.